Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2017, relating to the financial statements and financial highlights which appears in the December 31, 2016 Annual Report to the Shareholders of Deutsche Government Cash Management Fund which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2017, relating to the financial statements and financial highlights which appears in the December 31, 2016 Annual Report to the Shareholders of Deutsche Government Cash Reserve Fund Institutional, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2017, relating to the financial statements and financial highlights which appears in the December 31, 2016 Annual Report to the Shareholders of Deutsche Government Money Market Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2017